406 SA-1 06/09

SUPPLEMENT DATED JUNE 30, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 1, 2009 OF

TEMPLETON GLOBAL BOND FUND

The statement of additional information is amended as follows:

For the "Goals, Strategies and Risks" section, the following is added to the "Glossary of Investments, Techniques, Strategies and Their Risks - Debt Securities" section beginning on page 4.

Municipal securities. The Fund may invest a portion of its assets in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal”) at maturity. Municipal securities generally pay interest free from federal income tax.

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance. In addition, these securities can be impacted by events in the states and territories that issue them, which may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

Please keep this supplement for future reference